SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D. C. 20549

                            FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       January 3, 2003
--------------------------------------------------------------
Date of Report (Date of earliest event reported)


                              PEOPLES BANCORP INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                     0-16772
                             Commission File Number


                  Ohio                                  31-0987416
----------------------------------------------      -----------------------
(State or other jurisdiction of incorporation)      (I.R.S. Employer
                                                     Identification Number)

             138 Putnam Street
              P.O. Box 738,
             Marietta, Ohio                             45750
---------------------------------------               ---------
(Address of principal executive office)              (Zip Code)


               Registrant's telephone number, including area code:
                                  (740) 373-3155


                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


                           Index to Exhibits on Page 3

Item 1.  Changes in Control of Registrant
         Not applicable.

Item 2.  Acquisition or Disposition of Assets
         Not applicable.

Item 3.  Bankruptcy or Receivership
         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant
         Not applicable.

Item 5.  Other Events and Regulation FD Disclosure
         Peoples Bancorp Inc. (Nasdaq: PEBO) today announced that
Sandler O'Neill & Partners, L.P., as representative of the underwriters of Peoples Bancorp's common stock offering, has completed the exercise of their option to purchase an additional 216,000 common shares. The release is included herewith as Exhibit 99.

Item 6.  Resignations of Registrant's Directors
         Not applicable.

Item 7.  Financial Statements and Exhibits
         (a) None required
         (b) None required
         (c) Exhibits

Item 8. Change in Fiscal Year
        Not applicable.

Item 9. Sales of Equity Securities Pursuant to Regulation S
        Not applicable.


EXHIBIT NUMBER                   DESCRIPTION
--------------                   ----------------------------------
99                               News release dated January 3, 2003

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:  January 3, 2003                  PEOPLES BANCORP INC.
                                        --------------------
                                        Registrant



                               By: /s/  ROBERT E. EVANS
                                        Robert E. Evans
                                        President and Chief Executive Officer



                                INDEX TO EXHIBITS

Exhibit Number                  Description                        Page
--------------                  -----------                        ----
99                              News Release issued 01/03/03         4